Debt	12 Months Ended
Dec. 31, 2011
Debt [Abstract]
Debt
(8)	Debt

The Company’s long-term debt as of December 31, 2011 and 2010 consisted of the following (in thousands):

	2011	2010
Revolving credit facility—interest payable monthly at floating rate, due December 2014	$75,000	$175,000
U.S. Government guaranteed long-term financing—interest payable semiannually at 6.45%, due in semiannual installments through June 2027	12,546	13,356
Senior Notes—interest payable semiannually at 6 7/8%, due June 2014	300,000	300,000
Discount on 6 7/8% Senior Notes	(1,649)	(2,248)
Senior Notes—interest payable semiannually at 6 3/8%, due May 2019	500,000	—
Senior Notes—interest payable semiannually at 7 1/8%, due December 2021	800,000	—
Senior Exchangeable Notes—interest payable semiannually at 1.5% until December 2011 and 1.25% thereafter	—	400,000
Discount on 1.5% Senior Exchangeable Notes	—	(19,663)

	1,685,897	866,445
Less current portion	810	184,810

Long-term debt	$1,685,087	$681,635

The Company had a $400 million bank revolving credit facility. Any amounts outstanding under the revolving credit facility were due on July 20, 2014. The weighted average interest rate on amounts outstanding under the revolving credit facility was 5.0% and 3.4% per annum at December 31, 2011 and 2010, respectively. On February 7, 2012, this revolving credit facility was amended in connection with the Complete acquisition. See additional details on this amendment within the subsequent event portion of this footnote.

The Company also had approximately $11.0 million of letters of credit outstanding, which reduce the Company’s borrowing availability under the revolving credit facility. Amounts borrowed under the credit facility bear interest at a LIBOR rate plus margins that depend on the Company’s leverage ratio. Indebtedness under the credit facility is secured by substantially all of the Company’s assets, including the pledge of the stock of the Company’s principal domestic subsidiaries. The credit facility contains customary events of default and requires that the Company satisfy various financial covenants. It also limits the Company’s ability to pay dividends or make other distributions, make acquisitions, make changes to the Company’s capital structure, create liens or incur additional indebtedness. At December 31, 2011, the Company was in compliance with all such covenants.

At December 31, 2011, the Company had outstanding $12.5 million in U.S. Government guaranteed long-term financing under Title XI of the Merchant Marine Act of 1936, which is administered by the Maritime Administration, for two liftboats. The debt bears interest at 6.45% per annum and is payable in equal semi-annual installments of $405,000 on June 3 rd and December 3 rd of each year through the maturity date of June 3, 2027. The Company’s obligations are secured by mortgages on the two liftboats. In accordance with the agreement, the Company is required to comply with certain covenants and restrictions, including the maintenance of minimum net worth, working capital and debt-to-equity requirements. At December 31, 2011, the Company was in compliance with all such covenants.

The Company also has outstanding $300 million of 6 7/8% unsecured senior notes due 2014. The indenture governing the senior notes requires semi-annual interest payments on June 1 st and December 1 st of each year through the maturity date of June 1, 2014. The indenture contains certain covenants that, among other things, limit the Company from incurring additional debt, repurchasing capital stock, paying dividends or making other distributions, incurring liens, selling assets or entering into certain mergers or acquisitions. At December 31, 2011, the Company was in compliance with all such covenants.

In April 2011, the Company issued $500 million of 6 3/8% unsecured senior notes due 2019. Costs associated with the issuance of these notes were approximately $9.7 million and were capitalized and will be amortized over the term of the 6 3/8% senior notes. The Company used a portion of the proceeds of this debt issuance to redeem all of the outstanding $400 million 1.50% senior exchangeable notes on December 15, 2011. The indenture governing the 6 3/8% senior notes requires semi-annual interest payments on May 1 st and November 1 st of each year through the maturity date of May 1, 2019. The indenture contains certain covenants that, among other things, limit the Company from incurring additional debt, repurchasing capital stock, paying dividends or making other distributions, incurring liens, selling assets or entering into certain mergers or acquisitions. At December 31, 2011, the Company was in compliance with all such covenants.

In December 2011, the Company issued $800 million of 7 1/8% unsecured senior notes due 2021. Costs associated with the issuance of these notes were approximately $15.1 million and were capitalized and will be amortized over the term of the notes. Certain restrictions were placed on the proceeds from the issuance of these notes. These restrictions limited the Company to use the proceeds, net of fees and expenses from the issuance, to partially fund the Complete acquisition which occurred in February 2012 (see note 3). The indenture governing the 7 1/8% senior notes requires semi-annual interest payments on June 15th and December 15 th of each year through the maturity date of December 15, 2021. The indenture contains certain covenants that, among other things, limit the Company from incurring additional debt, repurchasing capital stock, paying dividends or making other distributions, incurring liens, selling assets or entering into certain mergers or acquisitions. At December 31, 2011, the Company was in compliance with all such covenants.

On December 15, 2011, the Company redeemed all of its outstanding $400 million 1.50% senior exchangeable notes for 100% of the principal amount. As the holders of the Company’s 1.50% senior exchangeable notes had the ability to require the Company to purchase all of the notes on December 15, 2011, the entire amount of these notes would have been deemed to be a current liability at December 31, 2010. However, in accordance with accounting guidance related to classification of short-term debt that is to be refinanced, the Company utilized the amount available to it under its revolving credit facility as of December 31, 2010 of approximately $216.0 million to classify this portion as long-term under the assumption that the revolving credit facility could be used to refinance that portion of the debt.

Annual maturities of long-term debt for each of the five fiscal years following December 31, 2011 and thereafter are as follows (in thousands):

2012	810
2013	810
2014	375,810
2015	810
2016	810
Thereafter	1,308,496

Total	$1,687,546

Subsequent Events

On February 7, 2012, in connection with the Complete acquisition, the Company amended its bank credit facility to increase the revolving borrowing capacity to an aggregate amount of $600 million from $400 million and to include a $400 million term loan. The maturity date of both the credit facility and the term loan is February 7, 2017, and any amounts outstanding under the revolving credit facility and the term loan are due at maturity. The principal balance of the term loan is payable in installments of $5.0 million on the last day of each fiscal quarter, commencing on June 30, 2012. Costs associated with these amendments totaled approximately $24.5 million. These costs will be capitalized and amortized over the term of the credit facility.

Additionally, on March 19, 2012, in connection with the sale of the Marine segment, the Company repaid all amounts outstanding of its U.S. government guaranteed long-term financing under Title XI of the Merchant Marine Act of 1936.